Impacts From Hurricanes	12 Months Ended
Dec. 31, 2013
Extraordinary and Unusual Items [Abstract]
Impacts From Hurricanes
IMPACTS FROM HURRICANES

In August 2005, the Company's Ingalls operations were significantly impacted by Hurricane Katrina, and the Company's shipyards in Louisiana and Mississippi sustained significant windstorm damage from the hurricane. As a result of the storm, the Company incurred costs to replace or repair destroyed or damaged assets, suffered losses under its contracts, and incurred substantial costs to clean up and recover its operations. At the time of the storm, the Company had an insurance program that provided coverage for, among other things, property damage, business interruption impact on net profitability, and costs associated with clean-up and recovery. The Company recovered a portion of its Hurricane Katrina claim from certain of its participating program insurers in prior periods. In 2013, the Company resolved litigation against its remaining insurer, Factory Mutual Insurance Company ("FM Global"), arising out of a disagreement concerning the coverage of certain losses related to Hurricane Katrina.  Under the settlement agreement with FM Global, FM Global made a cash payment of $180 million to the Company and the Company agreed to release its claim against FM Global, resulting in a total recovery from the Company's insurers of $677.5 million for its Hurricane Katrina claim.

In January 2011, the Company, through a predecessor-in-interest, filed suit in Superior Court in California against Aon Risk Insurance Services West, Inc. ("Aon"), which acted as broker to the predecessor-in-interest in connection with the policy with FM Global, seeking damages for breach of contract, professional negligence and negligent misrepresentation, as well as declaratory relief. Those damages include over $200 million in damages unrecovered from FM Global plus costs, legal fees and expenses incurred in the lawsuit against FM Global, as well as interest. In January 2014, the Company amended its complaint to allege fraud and seek punitive damages. No assurances can be provided as to the ultimate outcome of the matter. If, however, the claims are successful, the potential impact to the Company's consolidated financial position, results of operations and cash flows would be favorable.

In February 2013, the Company submitted a certified claim requesting a final decision on the allowability and allocability of certain post-Katrina depreciation and other Katrina-related expenses and on the apportionment of insurance proceeds. In October 2013, the Company received a Contracting Officer's Final Decision ("COFD") disallowing certain post-Katrina depreciation costs and other Katrina-related expenses, as well as providing direction on the apportionment of Katrina-related insurance recoveries. The Company has the right to appeal the COFD and is currently evaluating its options, however, the 2013 financial results reflect disallowances as indicated in the COFD. The Company recorded a net $64 million favorable impact to operating income for the year ended December 31, 2013, for hurricane insurance recoveries and customer direction on disallowances and  apportionment of Katrina related insurance recoveries discussed above.